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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): April 16, 1997



                            DRILEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-20689                76-0438889
 (State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                        Identification Number)


                                15151 SOMMERMEYER
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77041
                                   (Zip Code)


       Registrant's telephone number, including area code: (713) 937-8888



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ITEM 5.          OTHER EVENTS

     Drilex International Inc. ("Drilex") entered into an Agreement and Plan of Merger among Baker Hughes Incorporated, Baker Hughes Merger, Inc. and Drilex dated as of April 16, 1997 and entered into a Stockholder Agreement among Baker Hughes Incorporated, DRLX Partners, L.P. and Drilex dated as of April 16, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         The following exhibits are filed as part of this report:

         1. Agreement and Plan of Merger among Baker Hughes Incorporated, Baker Hughes Merger, Inc. and Drilex International Inc., dated as of April 16, 1997.

         2. Stockholder Agreement among Baker Hughes Incorporated, DRLX Partners, L.P. and Drilex dated as of April 16, 1997.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 1997

                                        DRILEX INTERNATIONAL INC.



                                        By: /s/ G. Bruce Broussard
                                           ---------------------------------
                                           G. Bruce Broussard,
                                           Vice President-Finance and
                                           Administration and Secretary



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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                             DESCRIPTION
 99.1 Agreement and Plan of Merger among Baker Hughes Incorporated, Baker Hughes Merger, Inc. and Drilex International Inc., dated as of April 16, 1997.
 99.2 Stockholder Agreement among Baker Hughes Incorporated, DRLX Partners, L.P. and Drilex dated as of April 16, 1997.